Exhibit 99.1

Dennis S. Hudson, III

Chairman and Chief Executive Officer

Seacoast Banking Corporation of Florida

(772) 288-6085

William R. Hahl

Executive Vice President/

Chief Financial Officer

Seacoast Banking Corporation of Florida

(772) 221-2825

SEACOAST BANKING CORPORATION OF FLORIDA

ANNOUNCES CLOSING OF

CAPGEN CAPITAL GROUP STOCK PURCHASE

STUART, FL., January 13, 2014 – Seacoast Banking Corporation of Florida (NASDAQ: SBCF) (the “Company”), the holding company for Seacoast National Bank, announced today that it closed the previously announced sale to CapGen Capital Group III LP (“CapGen”) of $25 million of the Company’s common stock, par value $0.10 per share (the “Common Stock”). On November 6, 2013, in connection with the Company’s $75 million offering of common stock, the Company and CapGen entered into a Stock Purchase Agreement whereby the Company agreed to sell $25 million of common stock to CapGen. The closing of the sale to CapGen was subject to regulatory approval by the Federal Reserve, which was recently received.

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As previously reported, the shares of Common Stock were sold pursuant to a shelf registration statement and accompanying base prospectus (File No. 333-185660), which was declared effective by the United States Securities and Exchange Commission (the “SEC”) on February 14, 2013, and a prospectus supplement, dated November 6, 2013.

This press release is for informational purposes only, and shall not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About Seacoast Banking Corporation of Florida

Seacoast Banking Corporation of Florida is a financial services company and a registered bank holding company with approximately $2.1 billion in assets and $1.7 billion in deposits as of September 30, 2013, based in Stuart, Florida. Incorporated in 1986, the Company provides integrated financial services including commercial and retail banking, wealth management, and mortgage services to our customers through our locally-branded wholly-owned subsidiary bank, Seacoast National Bank. More information about the Company is available at http://www.seacoastbanking.net.

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Cautionary Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be protected by the safe harbor provided therein.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2012 and subsequent quarterly reports on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013, under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

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